UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported):  May 12, 2020
 ZOVIO INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1811 E. Northrop Blvd, Chandler, AZ 85286
(Address of Principal Executive Offices, including zip code)

 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 12, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Zovio Inc (the “Company”) granted long-term incentive (“LTI”) awards under the Company’s Amended and Restated 2009 Stock Incentive Plan, as amended, to the Company’s named executive officers (“NEOs”) for fiscal year 2020.
The Compensation Committee designed the 2020 LTI awards to be more performance demanding in terms of both financial performance and share value creation for the Company’s stockholders. As the Company plans to complete its transformation from a provider of postsecondary education services to an education technology services company in 2020, the Compensation Committee reviewed long-term incentive awards of peer companies from both sectors to establish a value, in targeted dollar amounts, at approximately the 50th percentile for each NEO commensurate with his position and responsibilities. It then computed the number of shares equal to such dollar amount by using a price per share over two times the current market price (and three times the price at time of design) which is significantly higher than the current trading price so NEOs will receive the targeted dollar amount from such awards only if the Company’s price per share increases significantly.
The LTI awards are also comprised of time-vested restricted stock units (“RSUs”) and performance stock units (“PSUs”), with 60% of the total number of shares awarded being PSUs. The RSUs vest 1/3 each year while the PSUs vest only after three years based on the level of attainment against the Company’s free cash flow target for fiscal year 2020. With respect to the portion of the target number of PSUs to vest upon achievement of the 2020 free cash flow target, the Compensation Committee determined that if a threshold of the free cash flow target is met, the number of PSUs to vest will be based on the performance within a range of 60% up to a maximum of 140% of the free cash flow target. The actual number of PSUs that will vest will range from 50% up to 200% of the target number of PSUs.
The number of RSUs and PSUs granted are shown below:

	2020 LTI Awards
Name	RSUs	Target Number of PSUs
Andrew S. Clark	224,360	336,540
Kevin S. Royal	70,220	105,330

In addition to the LTI awards above, the two NEOs participate in the Company’s 2020 Short Term Incentive Plan (the “2020 STI Plan”). Under the 2020 STI Plan they are eligible to receive annual performance-based cash bonuses related to the Company’s performance in 2020 based on the achievement of company-wide performance targets related to revenue, EBITDA and quality, with such metrics receiving weightings of 35%, 35% and 30%, respectively. The performance for the quality target will require the achievement by the Company of certain defined metrics such as customer and employee satisfaction.
Unchanged from 2019, the 2020 STI Plan target bonus amounts for Andrew S. Clark and Kevin S. Royal are 100% and 55%, respectively, of their annual base salaries, although no bonus was paid to either of the NEO’s for 2019 as both voluntarily forfeited their STI bonus for the year. Actual bonus amounts paid may be more or less than the target bonus amounts, provided that if either of the financial performance metrics are below a pre-determined threshold, then zero bonus would be earned for the respective revenue or EBITDA component of the 2020 STI Plan cash bonus. With respect to the portion of the target bonus amount payable upon achievement of the financial performance targets, the Compensation Committee determined that if the threshold of the performance measure is met, the bonus amount will be paid based on performance within a range (i) from 85% up to a maximum of 115% of the revenue target and (ii) from 60% up to a maximum of 140% of the EBITDA target. The 2020 STI Plan will pay a minimum of 50% of the target cash bonus for each financial metric if the respective threshold is attained and up to 200% of the target cash bonus for each financial metric if the respective maximum is attained.
The Compensation Committee retained discretion to award a lesser or greater bonus amount if the quality metric is below or above the target and established adjustment rules and principles for both the 2020 STI and 2020 LTI plans.
The Company’s Compensation Committee believes that by (i) requiring the Company’s share price to increase significantly in order for the NEO to earn the full value of his targeted LTI award based on similar positions in peer companies, (ii) the weighting of the performance portion of the LTI awards at 60%, and (iii) vesting occurring only after the third year for all of the PSUs, along with the cash bonuses under 2020 STI Plan described herein appropriately incentivizes management’s short-term and long-term efforts and performance to align with the interests of stockholders.

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 13, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company's stockholders (i) elected Michael P. Cole, Ryan D. Craig and Michael B. Horn as Class II directors for a three-year term to expire at the 2023 Annual Meeting of Stockholders, and (ii) ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. The Company’s stockholders did not approve, on an advisory, non-binding basis, the compensation of the Company’s NEOs. These proposals are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 2, 2020. As of March 26, 2020, the record date for the Annual Meeting, there were 30,332,450 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 26,010,182 shares of the Company's common stock were represented in person or by proxy. The final voting results with respect to each matter voted upon at the Annual Meeting were as follows.

Proposal 1 - Election of three Class II directors, Michael P. Cole, Ryan D. Craig and Michael B. Horn, for a three-year term to expire at the 2023 Annual Meeting of Stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael P. Cole	17,062,944	2,506,244	6,440,994
Ryan D. Craig	14,244,802	5,324,386	6,440,994
Michael B. Horn	16,761,019	2,808,169	6,440,994

Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Votes Abstained
25,902,306	102,048	5,828

Proposal 3 - Approval on an advisory, non-binding basis the compensation of our NEOs as presented in the proxy statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,881,746	9,958,389	729,053	6,440,994

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOVIO INC

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Date: May 18, 2020		Title: Executive Vice President, Secretary and General Counsel